EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 18, 2014 (this “Amendment”), modifies that certain Credit Agreement, dated as of May 10, 2013 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among ATHENAHEALTH, INC., a Delaware corporation (the “Borrower”); each guarantor from time to time party thereto (the “Guarantors”); each lender from time to time party thereto (the “Lenders”); and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Lenders and as the Swingline Lender and the L/C Issuer. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement as specifically set forth in this Amendment; and
WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to amend the Credit Agreement on the terms, subject to the conditions, and in reliance on the representations set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
Section 1.    Amendments to Credit Agreement.

(a)	Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by:

i.inserting the following new definition in the appropriate alphabetical order:

“ “Growth Capital Expenditures” means Capital Expenditures of the Borrower and its Subsidiaries on a consolidated basis that are made in compliance with all provisions of this Agreement for (x) the construction, acquisition or opening of new facilities, (y) the creation of expanded capacity of an existing line of business of the Borrower and its Subsidiaries or any substantially related or complementary line of business, as permitted under Section 7.07, and (z) other growth and expansion initiatives of the Borrower’s and its Subsidiaries’ then-existing business as the Administrative Agent may reasonably agree constitute Growth Capital Expenditures, and not used to maintain on-going operations. For the avoidance of doubt, capitalized software development costs and expenditures made to maintain, repair, replace or refurbish the existing equipment and property of the current operations of the Borrower and its Subsidiaries shall not constitute Growth Capital Expenditures, and

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shall be included in the determination of Consolidated Fixed Charge Coverage Ratio pursuant to clause (a)(i) thereof.”

ii.amending and restating the definition of “Committed Loan Notice” in its entirety as follows:

““Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.”

iii.amending and restating clause (a) (i) of the definition of “Consolidated Fixed Charge Coverage Ratio” in its entirety and inserting the following text in lieu thereof:

“(i) the aggregate amount of all unfinanced Capital Expenditures for property, plant and equipment or purchased software made by the Borrower and its Subsidiaries on a consolidated basis during such period (other than (x) Growth Capital Expenditures and (y) to the extent included therein, Capital Expenditures representing the purchase price paid in connection with the Closing Date Acquisition in an aggregate principal amount not to exceed $170,000,000) and”

iv.amending the definition of “Eurodollar Rate” by inserting the following new sentence following the last sentence of such definition:

“Notwithstanding the foregoing, if LIBOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

v.amending and restating clause (c) of the definition of “Responsible Officer” in its entirety and inserting the following text in lieu thereof:

“(c) solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent, or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.”

vi.amending and restating the definition of “Swing Line Loan Notice” in its entirety as follows:

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““Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.”

(b)	Section 2.02(a) (Borrowings, Conversions and Continuations of Loans) of the Credit Agreement is hereby amended by:

i.    deleting the words “which may be given by telephone” appearing at the end of the first sentence of such section and inserting in lieu thereof the words “which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephone notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice.”

ii.    deleting the words “Each such notice” appearing at the beginning of the second sentence of such section and inserting in lieu thereof the words “Each Committed Loan Notice.”

(c)	Section 2.04(b) (Borrowing Procedures) of the Credit Agreement is hereby amended by:

i.    deleting the words “which may be given by telephone” appearing at the end of the first sentence of such section and inserting in lieu thereof the words “which may be given by (A) telephone, or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.”

ii.    deleting the words “Each such notice” appearing at the beginning of the second sentence of such section and inserting in lieu thereof the words “Each Swing Line Loan Notice.”

(d)	Section 10.17 (Electronic Execution of Assignments and Certain Other Documents) is hereby amending and restating in its entirety as follows:

“10.17    Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity

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or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.”
Section 2.    Condition Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)    Documentation. The Administrative Agent shall have received an effective Amendment executed by the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders, in form and substance satisfactory to the Administrative Agent.
(b)    No Default. On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.
Section 3.    Representations and Warranties. The Borrower hereby represents and warrants, on behalf of itself and its Subsidiaries, to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Borrower set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date; (b) no Default or Event of Default has occurred and is continuing; and (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

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Section 5.    Amendment as Loan Document. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment or if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been untrue, false, or misleading in any material respect when made.

Section 6.    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date of the Amendment, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations under the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 7.    Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges, and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment.

Section 8.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 9.    Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.    Limited Effect. This Amendment relates only to the specific matters expressly covered herein; shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein), or under Law; and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 11.    Specified Mergers; Ratification by Guarantors.

(a)    The Borrower hereby acknowledges and agrees that the following transactions have occurred pursuant to Section 7.04(a) of the Credit Agreement: (i) Healthcare Data Services LLC was merged with and into the Borrower effective March 31, 2014 and (ii) Proxsys LLC was merged with and into the Borrower effective March 31, 2014 (collectively, the “Specified Mergers”). The Borrower hereby acknowledges and confirms that, to the extent

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necessary, it consented to the Specified Mergers, and confirms that each of the Loan Documents to which it is a party remains in full force and effect, unamended (except in accordance with the terms hereof) following the Specified Mergers.

(b)    Each of the Guarantors hereby agrees and consents to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11. Each of the Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ATHENAHEALTH, INC., as the Borrower

By: /s/Daniel Orenstein
Name: Daniel Orenstein
Title: SVP, GC, and Secretary

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GUARANTORS:

ATHENAHEALTH MA, INC.

By: /s/Daniel Orenstein
Name: Daniel Orenstein
Title: Director and Secretary

EPOCRATES, INC.

By: /s/Daniel Orenstein
Name: Daniel Orenstein
Title: Director and Secretary

ATHENA ARSENAL, LLC

By: /s/Daniel Orenstein
Name: Daniel Orenstein
Title: Secretary

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BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/Kimberly D. Williams
Name: Kimberly D. Williams
Title: Vice President

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BANK OF AMERICA, N.A., as
a Lender, Swing Line Lender and L/C Issuer

By: /s/Linda E.C. Alto
Name: Linda E.C. Alto
Title: Senior Vice President

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TD BANK, N.A., as a Lender

By: /s/Shivani Agarwal
Name: Shivani Agarwal
Title: Senior Vice President

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FIFTH THIRD BANK, as a Lender

By: /s/Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

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U.S. BANK NATIONAL ASSOCATION, as a
Lender

By: /s/Alain F. Kamdem
Name: Alain F. Kamdem
Title: Vice President

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SANTANDER BANK, N.A., as a Lender

By: /s/Jay L. Massimo
Name: Jay L. Massimo
Title: Senior Vice President

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RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By: /s/Andrea B. Goldman
Name: Andrea B. Goldman
Title: Senior Vice President

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